Exhibit 99.1

VIST Financial 17th Annual Emerald Groundhog Day Investment Forum February 4, 2010 Robert D. Davis President and Chief Executive Officer Edward C. Barrett Executive Vice President, Chief Financial Officer

This presentation may contain forward-looking statements regarding VIST’s strategies, plans and objectives and estimates of future operating results or financial condition. These statements and estimates involve significant risks and uncertainties that may cause actual results to differ materially from the results described. Factors that might cause such a difference include, but are not limited to: the effects of changing economic conditions in our market area and nationally, credit risks related to our lending activities, significant changes in interest rates, changes in federal and state laws and regulations applicable to our businesses, funding costs, and other external developments which could materially affect our business and operations. Securities offered through, and Investment Consultants registered with, UVEST Financial Services, a registered independent broker/dealer, Member FINRA/SIPC Securities are not bank products, are not insured by the FDIC or any other government agency, and involve risk including possible loss of principal. Insurance services offered through VIST Insurance, a subsidiary of VIST Financial Corp. 2

Agenda Corporate Profile Franchise and Markets Strengths Navigating Challenges Credit Capital Financial Review Why Invest in VIST? 3

Corporate Profile NASDAQ National Market: VIST Financial Holding Company 18.91% Institutional Ownership Market Cap: $37.2 Million Book Value per Common Share: $17.21 Tangible Common Book Value per Common Share: $9.96 5.8 million shares outstanding 3.125% Dividend Yield Based on 1/29/10 price Headquartered in Wyomissing, Berks County, PA 4

Corporate Profile Bank Founded in1909 Diversified Financial Services Company with Over $1.3 Billion Assets 17 Financial Centers, 3 Insurance Offices Banking – $1.3 billion assets Insurance – Top 2% of all insurance agencies in nation in revenue* Investment Advisory – Excellent growth potential * According to Marsh Berry 5 Corporate Office Investments Banking Insurance Mortgage Centers Regional Office PHILADELPHIA DELAWARE

Corporate Profile As of 12/31/09 35.7% of Our Net Revenue is from Non-Interest Income VIST Financial Corp. Ticker (NASDAQ) VIST County Berks, PA Branches 17 CEO Name Robert D. Davis CEO Age 62 Average Age of Board 57 Government Programs TARP Status Participating TARP Amount ($000) 25,000 Financial Highlights Total Assets ($000) 1,308,685 Total Loans ($000) 910,964 Total Deposits ($000) 1,021,060 Total Equity ($000) 125,387 Tangible Equity ($000) 81,219 Tang. Eq./ Tang. Ass. (%) 6.55 Tang. Comm. Eq./ Tang. Ass. (%) 4.60 Leverage Ratio (%) 8.36 Tier 1 Ratio (%) 10.55 Total Risk-Based Ratio (%) 11.70 Profitability (LTM) Net Interest Margin (%) 3.21 Cost of Deposits (%) 2.13 Yield on Int. Earn. Assets (%) 5.51 Efficiency Ratio (%) 79.68 Noninterest Income/Net Rev. (%) 35.70 2009 Net Revenue Mix 6 Net Interest 64.3% Insurance 23.4% Wealth Mgmt. 1.4% Bank Fees 8.6% Mortgage Fees 2.3% Fees 35.7%

Corporate Profile As of 12/31/09 VIST Financial Corp. Market Performance January 2007 January 2010 Market Cap ($mil) 128.8 37.2 Closing Price ($) 22.70 6.40 Avg. Daily Volume (Shares) 4,186 5,620 Price/ LTM EPS (x) 14.10 NM Price/ Tangible Book (%) 220.40 64.26 Dividend Yield (%) 3.18 3.13 Dividend Payout Ratio (%) 42.74 NM 1 Year Div/Share ($) 0.70 0.30 7

The VIST Value Proposition “VIST Financial delivers Trusted Financial Advisors focused on meeting your banking, investment and insurance needs.” 7 8

Trusted Advisor Model: Our Value Proposition Sets Us Apart Investments Mortgage Personal Insurance Insurance Bonds Employee Benefits HR Consulting Property Casualty Retail Banking Commercial Client 9

Experienced management team with larger financial services company experience Remain a well-capitalized organization Our liquidity position is strong Committed to improving core-operating income Unique opportunity to capitalize on disruption at other financial services companies Proven commercial loan engine Solid reputation with our regulatory agencies Our Strengths 10

Regional Economy/Depth & Duration of Recession Asset Quality is Job One Investment Portfolio - OTTI Historical Earnings Performance Net Interest Margin (COF Driven) High Net Operating Expenses Regulatory/Capital Cost SEC and FASB Valuation Acquisition Potency Navigating Remaining Challenges 11

Total: $913 Million Navigating Remaining Challenges Asset Quality: Loan Portfolio 12 Comm. R.E. & Constr. 39.6% HELOC 9.5% 1 - 4 Fam. 22.9% C & I 10.8% Consumer 0.3% Other 5.8% Const. & Dev. 11.0%

Navigating Remaining Challenges Asset Quality: NPAs + 90 Const./Land Dev. 1-4 Family Total Mulitifm, Comm RE & Fam C & I Total March 2009 $1.1M $4.9M $1.9M $.7M $8.6M June 2009 $12.3M $6.5M $3.0M $.7M $22.5M Sept. 2009 $15.0M $5.8M $3.8M $.7M $25.3M Dec. 2009 $15.1M 60% in Two Relationships $6.7M $4.3M $.9M $27.0M Recent Appraisals 96% Less than 9 Months 75% Less than 6 Months Total Non-Accrual Loans +90 Days Delinquent: $26.9M Low Loan to Value 66% LTV Excluding Specific Reserves 59% LTV Net of Specific Reserves 13

Very little consumer or C&I risk exposure Construction, Development & CRE portfolios are conservatively underwritten & well-collateralized All credits are within our geographic footprint Higher percentage of CRE portfolio (40%) than peers is owner occupied and cash flowing Reserve allocation supported by current appraisals, less discount Very little hospitality or retail concentration in CRE portfolio 3 We Believe VIST IS Adequately Reserved Why? 14

Separate loan origination, loan administration and ALLL functions Commercial and Credit Loan Administration staffed by seasoned personnel, all with Big Bank experience Loan review reports directly to Audit Committee of Board ALLL methodology is Big Bank in scope and administration Detailed General Lending policies limit exposure Disciplined Commercial Lending policies 3 We Believe VIST IS Adequately Reserved “Big Bank” Structure & Policies 15

3 Financial Performance Edward C. Barrett Executive Vice President, Chief Financial Officer 16

Financial Overview: 2006 - 2009 2006 “Normal” Operating Environment 2007 ($2.5M): FASB 159 2008 ($3M): Additional Allowance ($7.2M): Fannie & Freddie Write-Off ($250K): Branch Relocation ($290K): One-Time Loadstone Charge ($600K): Marketing Rebranding 2009 ($6.5M): Additional Allowance ($2.3M): OTTI (1.7M): OREO ($600K): FDIC Assessment 17 $10.1 $9.2 $9.2 $10.1 $9.4 $7.5 $9.8 $7.7 $0.5 $8.0 $7.6 $0.6 - 2 4 6 8 10 12 In Millions 2006 2007 2008 2009 Budget Operating Reported

Income Statement Summary 3 Q4 Year Ended 2009 2008 2009 2008 Net Interest Income 9,465 8,595 35,260 35,341 Provision for Loan Losses 2,047 2,250 8,572 4,835 Net Interest Income after the Provision 7,418 6,345 26,688 30,506 Non-interest Income 4,586 4,948 19,555 19,069 Security Gains/Losses/OTTI (157) (436) (2,124) (7,230) Non-interest Expenses 11,934 11,469 45,603 43,638 Net (Loss) Income Before Income Taxes (87) (612) (1,484) (1,293) Income Tax Expense (Benefit) (475) (2,758) (2,050) (1,858) Net (Loss) Income 388 2,146 566 565 18

Net Interest Margin Net Interest Margin Improving 19 3.95 4.07 3.86 3.69 3.72 3.63 3.53 3.54 3.27 3.34 3.24 3.28 3.53 3.22 3.46 3.82 3.71 3.60 3.45 3.19 3.03 3.24 3.31 3.0 3.2 3.4 3.6 3.8 4.0 4.2 2001 2002 2003 2004 2005 2006 2007 2008 Q1 09 Q2 09 Q3 09 Q4 09 Percent SNL Peer Group - Median VIST Financial

2008 2009 Q4 Q1 Q2 Q3 Q4 Gross Loans $ 888,588 $ 889,431 $ 893,124 $ 904,917 $ 912,926 Allowance (8,124) (8,165) (12,029) (11,995) (11,449) Net loans $ 880,464 $ 881,266 $ 881,095 $ 892,922 $ 901,447 Ending Loans 3 Loan Volume Growing 5-Year CAGR on Assets of 7.89% 20 $875,000 $880,000 $885,000 $890,000 $895,000 $900,000 $905,000 $910,000 $915,000 2008 Q4 2009 Q1 Q2 Q3 Q4

Ending Deposits 3 2008 2009 Q4 Q1 Q2 Q3 Q4 $850,600 $930,662 $947,914 $967,544 $1,020,060 Growth while Improving NIM 5 Year CAGR of 11.54% 21

Other Income 3 Q4 YTD 2009 2008 2009 2010 Non-interest Income Customer Service Fees $ 589 $ 775 $ 2,443 $ 2,964 Mortgage Banking Activities (net) 292 87 1,255 897 Commissions and Fees from Insurance 3,000 2,761 12,254 11,284 Broker and investment advisor commissions and fees 120 163 714 813 Earnings on investment in life insurance 111 187 391 690 Gain on sale of loans - - - 47 Other income 474 975 2,498 2,374 Total Non-interest Income $ 4,586 $ 4,948 $ 19,555 $ 19,069 % of Net Revenue 32.6 36.5 35.7 35.0 Fee-based revenue sets us apart Source of Stability without credit risk 22

Other Expense 3 Q4 YTD 2009 2008 2009 2008 Non-interest Expenses Salaries & Benefits $ 5,218 $ 5,569 $ 22,034 $ 22,078 Occupancy Expenses 1,086 1,422 4,160 4,707 Furniture and Equipment Expense 650 686 2,495 2,690 Marketing and Advertising Expense 198 233 1,011 1,635 Identifiable intangible amortization 134 171 648 629 Professional services 561 797 2,480 2,594 Outside processing expense 932 875 3,983 3,334 Insurance expense 565 440 2,479 1,262 Other Real Estate Expenses 1,587 331 2,562 834 Other Non-interest Expenses 1,003 945 3,751 3,875 Total Non-Interest Expenses $ 11,934 $ 11,469 $ 45,603 $ 43,638 Controlled and/or Declining 23

Capital Position Committed to remain “Well Capitalized” Comfortable (but cautious) with current position As of December 31, 2009 Leverage Ratio 8.36% Tier I Ratio 10.64% Total Risk Based Ratio 11.81% Resisted Dilutive Capital Raise at discount to current price Recognize current price is influenced by: Perception of Being Under Reserved Low Tangible Common Equity 24

We are Meeting the Challenges Continued core deposit growth Improved net interest margin Reduced construction exposure Credit deterioration slowed Stable other income Expenses flat 3 25

3 Why Invest in VIST? Robert D. Davis President and Chief Executive Officer 26

“I tell ya, we get no respect, no respect at all” —Rodney Dangerfield 27

Why Invest in VIST? Investment Highlights 28 Banking, Insurance and Wealth Management Well Capitalized/Strong Liquidity/Scalable Platforms Management and Board Ownership Sophisticated “Big Bank” Structure & Policies Solid Financial Services Platform Experienced Management Team with Larger Financial Services Company Experience Core Banking Executives have worked together for more than 15 Years Proven, Experienced Leadership Organic & M&A Opportunities Top Producers in Banking, Insurance & Wealth Management Proven Commercial Loan Engine Proven Integrators FDIC Assisted Transactions De Novo/Small Bank Acquisitions Reputation and history make us an attractive “Big Brother”

Investment Community believes we are not adequately reserved—We believe we are! Low Tangible Equity vs. Peers Fee Income Business with Market Value of $15 to $20 Million sets us apart Enjoy a solid reputation with our regulatory agencies Stable Institutional Stock Ownership LOW COST OF ENTRY REPRESENTS UNIQUE OPPORTUNITY Why Invest in VIST? 29

Thank You & Questions 30

For additional information, contact: Robert D. Davis President & Chief Executive Officer 610-603-7212 BDavis@VISTfc.com Edward C. Barrett Executive Vice President Chief Financial Officer 610-603-7251 EBarrett@VISTfc.com 31